Exhibit 99.3

Unaudited Pro Forma Financial Information

On June 30, 2006, we acquired the global textile effects (“Textile Effects”) business of Ciba Specialty Chemicals Inc. for approximately $172.1 million (CHF 215 million) in cash, of which $139.2 million was paid on June 30, 2006 and $32.9 million was paid on July 3, 2006. This purchase price is subject to a post-closing working capital adjustment that we expect will be finalized in the third quarter of 2006. We acquired the Textile Effects business in order to expand our differentiated chemicals business portfolio. The operating results of Textile Effects will be consolidated with our operating results beginning on July 1, 2006 and will be reported with our Advanced Materials operations as part of our new Materials and Effects segment.

The following unaudited financial information reflects the pro forma condensed consolidated statements of operations for the year ended December 31, 2005 and the six months ended June 30, 2006 of each of Huntsman Corporation and Huntsman International LLC, giving effect to the acquisition of the Textile Effects business as if this acquisition occurred at January 1, 2005. The pro forma adjustments, as described in the accompanying notes to the pro forma condensed consolidated statements of operations, are based upon available information and certain assumptions we believe are reasonable. The pro forma financial information should be read in conjunction with the consolidated financial statements for the year ended December 31, 2005 and the condensed consolidated financial statements for the six months ended June 30, 2006, which are included in the annual reports on Form 10-K and the quarterly report on Form 10-Q, respectively, of each of Huntsman Corporation and Huntsman International LLC. The pro forma information is not necessarily indicative of the results of operations of future periods or indicative of results that would have actually occurred had the transaction been completed as of January 1, 2005.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2005

(In Millions, Except Per Share Amounts)

		Acquisition
		of	Other
	Huntsman	Textile	Pro Forma
	Corporation	Effects (a)	Adjustments		Pro Forma
Revenues	$12,961.6	$1,031.8			$13,993.4

Cost of goods sold	11,209.5	745.5	$(40.4	)(b)	11,914.6

Gross profit	1,752.1	286.3	40.4		2,078.8

Operating expenses:
Selling, general and administrative	676.9	220.7			897.6
Research and development	95.5	23.4			118.9
Other operating expense	42.2	1.6	(1.6	)(b)	42.2
Restructuring, impairment and plant closing costs	123.6	506.2 (d)			629.8
Total expenses	938.2	751.9	(1.6)		1,688.5
Operating income (loss)	813.9	(465.6)	42.0		390.3

Interest expense, net	(426.6)	(0.8)			(427.4)
Loss on accounts receivable securitization program	(10.7)				(10.7)
Equity in income of unconsolidated affiliates	8.2				8.2
Loss on early extinguishment of debt	(322.5)				(322.5)
Other (expense) income	(0.1)	6.5			6.4
Income (loss) from continuing operations before income taxes and minority interest	62.2	(459.9)	42.0		(355.7)

Income tax (expense) benefit	(23.5)	1.6	(14.7	)(c)	(36.6)
Minority interest in subsidiaries’ income	(1.7)	(0.8)			(2.5)
Income (loss) from continuing operations	37.0	(459.1)	27.3		(394.8)

Preferred stock dividends	(43.1)				(43.1)
Loss from continuing operations available to common stockholders	$(6.1)	$(459.1)	$27.3		$(437.9)

Basic and diluted loss per share:
Loss from continuing operations	$(0.03)				$(1.99)

Weighted average shares	220.5				220.5

Notes to Pro Forma Adjustments

(a)          Reflects the operating results of Textile Effects translated into U.S. dollars using an average exchange rate of 1.2367.

(b)         To eliminate depreciation and amortization expense related to Textile Effects. Because the fair value of the acquired assets and liabilities assumed exceeded the acquisition price, the valuation of the long-lived assets was reduced to zero in purchase accounting.

(c)          Reflects the income tax impacts of the pro forma adjustments assuming a 35% effective tax rate.

(d)         This amount includes $472 million in impairments of long-lived assets and goodwill that were recorded by the Textile Effects business during 2005.  Because the value of long-lived assets and goodwill was reduced to zero in purchase accounting, we would not expect such impairments to recur.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

SIX MONTHS ENDED JUNE 30, 2006

(In Millions, Except Per Share Amounts)

		Acquisition
		of
	Huntsman	Textile
	Corporation	Effects (a)	Pro Forma
Revenues	$6,531.6	$546.5	$7,078.1

Cost of goods sold	5,695.0	374.5	6,069.5

Gross profit	836.6	172.0	1,008.6

Operating expenses:
Selling, general and administrative	357.3	121.5	478.8
Research and development	53.3	13.2	66.5
Other operating income	(93.9)	—	(93.9)
Restructuring, impairment and plant closing costs	17.0	22.3	39.3
Total expenses	333.7	157.0	490.7
Operating income	502.9	15.0	517.9

Interest expense, net	(181.4)	(1.7)	(183.1)
Loss on accounts receivable securitization program	(8.1)	—	(8.1)
Equity in income of unconsolidated affiliates	2.1	—	2.1
Other income	0.1	—	0.1
Income from continuing operations before income taxes and minority interest	315.6	13.3	328.9

Income tax expense	(32.7)	(5.0)	(37.7)
Minority interest in subsidiaries’ (income) loss	(0.7)	1.7	1.0
Income from continuing operations	$282.2	$10.0	$292.2

Basic income per share:
Income from continuing operations	$1.28		$1.32

Weighted average shares	220.6		220.6

Diluted income per share:
Income from continuing operations	$1.21		$1.25

Weighted average shares	233.1		233.1

Notes to Pro Forma Adjustments

(a)   Reflects the operating results of Textile Effects translated into U.S. dollars using an average exchange rate of 1.2095. There were no other pro forma adjustments.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2005

(Dollars in Millions)

		Acquisition
	Huntsman	of	Other
	International	Textile	Pro Forma
	LLC	Effects (a)	Adjustments		Pro Forma
Revenues	$12,961.6	$1,031.8			$13,993.4

Cost of goods sold	11,190.4	745.5	$(40.4	)(b)	11,895.5

Gross profit	1,771.2	286.3	40.4		2,097.9

Operating expenses:
Selling, general and administrative	677.7	220.7			898.4
Research and development	95.5	23.4			118.9
Other operating expense	42.2	1.6	(1.6	)(b)	42.2
Restructuring, impairment and plant closing costs	123.6	506.2 (d)			629.8
Total expenses	939.0	751.9	(1.6)		1,689.3
Operating income (loss)	832.2	(465.6)	42.0		408.6

Interest expense, net	(425.6)	(0.8)			(426.4)
Loss on accounts receivable securitization program	(10.7)				(10.7)
Equity in income of unconsolidated affiliates	8.2				8.2
Loss on early extinguishment of debt	(167.3)				(167.3)
Other (expense) income	(0.2)	6.5			6.3
Income (loss) from continuing operations before income taxes and minority interest	236.6	(459.9)	42.0		(181.3)

Income tax (expense) benefit	(42.8)	1.6	(14.7	)(c)	(55.9)
Minority interest in subsidiaries’ income	(1.7)	(0.8)			(2.5)
Income (loss) from continuing operations	$192.1	$(459.1)	$27.3		$(239.7)

Notes to Pro Forma Adjustments

(a)          Reflects the operating results of Textile Effects translated into U.S. dollars using an average exchange rate of 1.2367.

(b)         To eliminate depreciation and amortization expense related to Textile Effects. Because the fair value of the acquired assets and liabilities assumed exceeded the acquisition price, the valuation of the long-lived assets was reduced to zero in purchase accounting.

(c)          Reflects the income tax impacts of the pro forma adjustments assuming a 35% effective tax rate.

(d)         This amount includes $472 million in impairments of long-lived assets and goodwill that were recorded by the Textile Effects business during 2005.  Because the value of long-lived assets and goodwill was reduced to zero in purchase accounting, we would not expect such impairments to recur.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

SIX MONTHS ENDED JUNE 30, 2006

(Dollars in Millions)

		Acquisition
	Huntsman	of
	International	Textile
	LLC	Effects (a)	Pro Forma
Revenues	$6,531.6	$546.5	$7,078.1

Cost of goods sold	5,687.7	374.5	6,062.2

Gross profit	843.9	172.0	1,015.9

Operating expenses:
Selling, general and administrative	355.8	121.5	477.3
Research and development	53.3	13.2	66.5
Other operating income	(93.9)	—	(93.9)
Restructuring, impairment and plant closing costs	17.0	22.3	39.3
Total expenses	332.2	157.0	489.2
Operating income	511.7	15.0	526.7

Interest expense, net	(183.7)	(1.7)	(185.4)
Loss on accounts receivable securitization program	(8.1)	—	(8.1)
Equity in income of unconsolidated affiliates	2.1	—	2.1
Other income	0.1	—	0.1
Income from continuing operations before income taxes and minority interest	322.1	13.3	335.4

Income tax expense	(78.8)	(5.0)	(83.8)
Minority interest in subsidiaries’ (income) loss	(0.7)	1.7	1.0
Income from continuing operations	$242.6	$10.0	$252.6

Notes to Pro Forma Adjustments

(a)   Reflects the operating results of Textile Effects translated into U.S. dollars using an average exchange rate of 1.2095. There were no other pro forma adjustments.